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                                                                   EXHIBIT 10.35


                                PROMISSORY NOTE
                                ---------------

$15,000,000                                                    February 26, 1997

     1.  FOR VALUE RECEIVED, the undersigned ("Borrower"), promises to pay to
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the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank") at its offices in
                                                     ----
Dallas County, Texas, at 1717 Main Street, Dallas, Texas 75201, the principal amount of $l5,000,000 (the "Total Principal Amount"), or such lesser amount
                            ----------------------
which is outstanding from time to time under this Promissory Note (this "Note"),
                                                                         ----
together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate per annum which shall be equal to the lesser of (a) the Maximum Rate (as hereinafter defined) or (b) a rate (the "Contract Rate"), equal to the Adjusted
                                         -------------
Eurodollar Rate (as defined in Schedule 1 of the Second Amended and Restated
                               ----------
Loan Agreement) plus 2.05% per annum. All terms and conditions relating to the Adjusted Eurodollar Rate as provided in the Second Amended and Restated Loan Agreement shall be applicable to this Note. Each change in the rate to be charged on this Note will be effective without notice to Borrower on +he effective date of each change in the Maximum Rate or the Adjusted Eurodollar Rate, as the case may be; however, if the Contract Rate ever exceeds the Maximum Rate, then any subsequent reduction in the Adjusted Eurodollar Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect.

     2.  The term "Maximum Rate," as used herein, means the maximum rate of
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interest which, under applicable law, may then be charged on this Note at the time in question. If the maximum rate of interest changes after the date hereof and this Note provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for a maximum rate of interest, the Maximum Rate will equal eighteen percent (18%) per annum.

     3. The principal of, and all accrued but unpaid interest on, this Note shall be due as follows:

          (a) Interest shall be due monthly as it accrues, commencing on March 31, 1997, and continuing on the first day of each successive month thereafter until the Maturity Date (defined below).

          (b) The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due on the earlier of (i) May 1, 1997, or
(ii) the date when Borrower closes permanent financing or refinancing in an aggregate amount of $30,000,000 or more which is used, in whole or in part, for any Eligible Project (the "Maturity Date").
                           -------------

          If any interest is not paid by the fifth day after it is due, Bank may, at its option, add such accrued interest to the principal of this Note. Notwithstanding anything herein to the contrary,

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upon a Default (as hereinafter defined) or at maturity, whether by acceleration or otherwise, all principal of this Note shall, at the option of Bank, bear interest at the Maximum Rate until paid.

     4. This Note evidences obligations and indebtedness from time to time owing by Borrower to Bank under the Letter Loan Agreement of even date herewith between Borrower and Bank (the "Loan Agreement"). This Note, the Loan Agreement,
                                --------------
and all other documents, now or hereafter, evidencing, securing, governing, guaranteeing or pertaining to this Note are hereinafter collectively referred to as the "Loan Documents." The holder of this Note is entitled to the benefits and
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security provided in the Loan Documents.

     This Note may be prepaid in whole or in part without premium or fee. All regularly scheduled payments of the indebtedness evidenced by this Note and by any of the other Loan Documents shall be applied first to any accrued but unpaid interest then due and payable hereunder or thereunder and then to the principal amount then due and payable. All non-regularly scheduled payments shall be applied to such indebtedness in such order and manner as the holder of this Note may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America, at the address of Bank indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than a day on which
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commercial banks in the State of Texas are authorized to be closed. The books and records of Bank shall be prima facie evidence of all outstanding principal
                             ----- -----
of and accrued and unpaid interest on this Note.

     5. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

     6. Upon the occurrence of (a) a default hereunder or under any of the Loan Documents and the continuance thereof for a period five days after Bank has delivered to Borrower written notice thereof, (b) a default under the Second Amended and Restated Loan Agreement dated February 3, 1995, between Borrower, Bank, Bank United of Texas of FSB, Wells Fargo Realty Advisors Funding, Incorporated, Texas Commerce Bank National Association, and Comerica Bank-Texas, as subsequently amended and modified (the "Second Amended and Restated Loan
                                           --------------------------------
Agreement"), or under any other indebtedness now or hereafter owing to Bank by
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Borrower, in each case after the expiration of any applicable cure periods, or
(c) the commencement or filing by or on behalf of Borrower of any voluntary or involuntary dissolution, winding up, total or partial liquidation, sale of all or a substantial portion of assets, marshaling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, composition, adjustment or readjustment of Borrower (whether or not pursuant to bankruptcy or insolvency laws) or any other proceedings involving Borrower or any of its assets under laws for the protection of debtors (each, a "Default"), the holder of this Note
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may without further notice or demand, (i) declare the outstanding principal balance of and accrued, unpaid interest on this Note at once due, (il) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses

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available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (iii) pursue any combination of the foregoing.

          The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of a Default shall not waive the right of the holder of this Note to exercise it at that time or at any subsequent time with respect to such Default or any other Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, are cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefor arises, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due when such payment is made shall not (iv) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (v) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

     7. This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or any other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder that may be lawfully collected. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of TEX. REV. CIV. STAT. ANN. art. 5069-l.04, as amended, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter

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in effect, Bank may, from time to time, implement any other method of computing the Maximum Rate under such Article 5069-1.04, as amended, or under other applicable law by giving notice, if required by law, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     8. In no event shall TEX. REV. CIV. STAT. ANN. art. 5069 Ch. 15 (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that TEX. REV. CIV. STAT. ANN. art. 5069-1.04, as amended, is applicable to this Note, the indicated rate ceiling" specified in such article is the applicable ceiling; however, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     9. If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower shall pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

     10. Except otherwise provided in the Loan Documents, Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     11. THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

     Executed as of the date first written above.

                              COLUMBUS REALTY TRUST,
                               a Texas real estate investment trust



                              By:  /s/ J. Michael Lewis
                                 ----------------------------------------
                                   J. Michael Lewis
                                   Senior Vice President and Treasurer

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                           LOAN EXTENSION AGREEMENT
                           ------------------------

     This Loan Extension Agreement (this "Agreement") is executed between BANK
                                          ---------
ONE, TEXAS, NATIONAL ASSOCIATION ("Lender") and COLUMBUS REALTY TRUST
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("Borrower").
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                                   RECITALS:

     A. Lender and Borrower entered into a $15,000,000 Letter Loan Agreement (the "Loan Agreement") dated February 26, 1997 relating to a $15,000,000 loan to
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Borrower (the "Loan"), as evidenced by the $15,000,000 Promissory. Note dated
               ----
February 26, 1997, executed by Borrower payable to the order of Lender (the "Note").
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     B.  Borrower and Lender desire to extend the maturity of the Loan.

                                  AGREEMENTS:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower agree that the Maturity Date (as defined in the Note) is hereby extended to August 2, 1997, on which date all the outstanding principal balance of the Note, together with all accrued but unpaid interest, shall be due. Contemporaneously with the execution hereof and as a condition to the effectiveness of this Agreement, Borrower shall pay to Lender an extension fee in the amount of $10,000. Borrower shall pay all costs incurred by Lender in connection herewith and in negotiating, preparing, and enforcing the Loan Documents (as defined in the Loan Agreement).

     The undersigned have executed this Agreement as of May 1, 1997.

                          BANK ONE, TEXAS, NATIONAL ASSOCIATION


                          By         /s/ Dale W. Renner
                            ----------------------------------------------
                                Dale W. Renner, Vice President

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AGRERD AND ACCEPTED May 1, 1997:

COLUMBUS REALTY TRUST,
a Texas real estate investment trust


By:  J. Michael Lewis
     ------------------------------------
J. Michael Lewis
   Senior Vice President and Treasurer

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